Federated Hermes Municipal Ultrashort Fund
A Portfolio of Federated Hermes Fixed Income Securities, Inc.
CLASS A SHARES (TICKER FMUUX)
INSTITUTIONAL SHARES (TICKER FMUSX)
CLASS R6 SHARES (TICKER FMULX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2024
Mary Jo Ochson, CFA, will retire on April 2, 2026. Effective upon her retirement, Ms. Ochson will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 2, 2026, please remove all references to Ms. Ochson.
The other members of the management team will continue to manage the Fund.
November 5, 2025

Federated Hermes Municipal Ultrashort Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457128 (11/25)
© 2025 Federated Hermes, Inc.